UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2020

NEOS THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37508	27-0395455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2940 N. Highway 360 Grand Prairie, TX	75050
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 408-1300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NEOS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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Item 7.01	Regulation FD Disclosure.

On December 10, 2020, Neos Therapeutics, Inc., a Delaware corporation (“Neos”), and Aytu Bioscience Inc. (“Aytu”), issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated December 10, 2020, by and among Aytu, Neutron Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Aytu (“Merger Sub”), and Neos. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in the press release shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such a filing.

Additional Information about the Proposed Merger Transaction and Where to Find It

This communication relates to the proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of December 10, 2020, by and among Neos, Aytu, and Merger Sub.  In connection with the proposed merger transaction, Aytu expects to file with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Aytu and Neos that also constitutes a prospectus of Aytu, which joint proxy statement/prospectus will be mailed or otherwise disseminated to Aytu stockholders and Neos stockholders when it becomes available. Aytu and Neos also plan to file other relevant documents with the SEC regarding the proposed merger transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents (if and when they become available) filed by Aytu or Neos with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Aytu with the SEC will be available free of charge on Aytu’s website at www.aytubio.com or by contacting Aytu’s Investor Relations at james@haydenir.com. Copies of the documents filed by Neos with the SEC will be available free of charge on Neos’ website at investors.neostx.com or by contacting Neos’ Investor Relations at (972) 408-1300.

Certain Information Regarding Participants

Aytu and Neos and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about Aytu’s executive officers and directors in Aytu’s definitive proxy statement filed with the SEC on March 4, 2020 in connection with Aytu’s 2020 annual meeting of stockholders. You can find information about Neos’ executive officers and directors in Neos’ definitive proxy statement filed with the SEC on April 21, 2020 in connection with Neos’ 2020 annual meeting of stockholders. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Aytu or Neos using the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor a solicitation of any vote or approval with respect to the proposed merger transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act or the Exchange Act. All statements other than statements of historical facts contained in this communication, are forward-looking statements. Forward-looking statements are generally written in the future tense and/or are preceded by words such as ''may,'' ''will,'' ''should,'' ''forecast,'' ''could,'' ''expect,'' ''suggest,'' ''believe,'' ''estimate,'' ''continue,'' ''anticipate,'' ''intend,'' ''plan,'' or similar words, or the negatives of such terms or other variations on such terms or comparable terminology. All statements other than statements of historical facts contained in this communication, are forward-looking statements, including but not limited to any statements regarding the expected timetable for completing the proposed merger transaction, the results, effects, benefits and synergies of the proposed merger transaction, future, opportunities for the combined company, future financial performance and condition, the executive and board structure of Aytu, guidance and any other statements regarding Aytu’s or Neos’ future expectations, beliefs plans, objectives, financial conditions, assumptions or future events or performance. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: the outcome of any legal proceedings that may be instituted against the companies and others related to the proposed merger transaction; unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; the availability and terms of financing and capital and the general volatility of securities markets; the diversion of management time on transaction-related issues, the ultimate timing, outcome and results of integrating the operations of Aytu and Neos, the effects of the business combination of Aytu and Neos, including the combined company's future financial condition, results of operations, strategy and plans, the ability of the combined company to realize anticipated synergies in the timeframe expected or at all, changes in capital markets and the ability of the combined company to finance operations in the manner expected, risks relating to gaining market acceptance of our products, obtaining reimbursement by third-party payors, the potential future commercialization of the combined company's product candidates, the anticipated start dates, durations and completion dates, as well as the potential future results, of the combined company's ongoing and future clinical trials, the anticipated designs of the combined company's future clinical trials, anticipated future regulatory submissions and events, the combined company's anticipated future cash position and future events under current and potential future collaboration. Risks associated with the companies’ ability to obtain the stockholder approvals required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; and those additional risks and factors discussed in reports filed with the SEC by Aytu and Neos from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q and in the other reports and documents each company files with the SEC from time to time. In addition, the forward-looking statements included in this communication represent the views of Aytu and Neos only as of the date hereof, and subsequent events and developments may cause the views of Aytu and Neos to change. However, while Aytu and Neos may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release issued by Neos Therapeutics, Inc. and Aytu Bioscience Inc. on December 10, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neos Therapeutics, Inc.

Date: December 10, 2020	By:	/s/ Richard I. Eisenstadt
	Name:	Richard I. Eisenstadt
	Title:	Chief Financial Officer